EXHIBIT 1

JOINT FILING AGREEMENT

Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”) the undersigned hereby agree to the joint filing of GSO Special Situations Fund LP, GSO Special Situations Overseas Master Fund, Ltd., GSO Special Situations Overseas Benefit Plan Fund, Ltd., GSO Capital Opportunities Fund LP, GSO Capital Partners LP, Bennett J. Goodman, J. Albert Smith III, Douglas I. Ostrover, GSO Advisor Holdings L.L.C., Blackstone Holdings I L.P., Blackstone Holdings I/II GP Inc., The Blackstone Group L.P., Blackstone Group Management L.L.C., Stephen A. Schwarzman, CML VII, LLC, Contrarian Funds, L.L.C. and Contrarian Capital Management, L.L.C., Jon R. Bauer, Janice M. Stanton, Gil A. Tenzer, Contrarian Capital Fund I, L.P., Contrarian Capital Finance, L.P., CCM Pension – A, L.L.C., CCM Pension – B, L.L.C., CCM Pension – C, L.L.C., Contrarian Capital Senior Secured, L.P. and Contrarian Socially Responsible, L.P., on behalf of each of them of any filing required by such party under Section 13 or Section 16 of the Exchange Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with respect to shares of common stock, par value $0.001 per share, of Standard Parking Corporation, a Delaware corporation, and further agree to the filing, furnishing, and/or incorporation by reference of this Agreement as an exhibit thereto. This Agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 26th day of May 2009.

GSO SPECIAL SITUATIONS FUND LP

By:	GSO Capital Partners LP, its Investment Manager

	By:	/s/ George Fan
	Name:	George Fan
	Title:	Chief Legal Officer/Chief Compliance Officer

GSO SPECIAL SITUATIONS OVERSEAS MASTER FUND, LTD.

By:	GSO Capital Partners LP, its Investment Manager

	By:	/s/ George Fan
	Name:	George Fan
	Title:	Chief Legal Officer/Chief Compliance Officer

GSO SPECIAL SITUATIONS OVERSEAS BENEFIT PLAN FUND, LTD.

By:	GSO Capital Partners LP, its Investment Manager

	By:	/s/ George Fan
	Name:	George Fan
	Title:	Chief Legal Officer/Chief Compliance Officer

GSO CAPITAL OPPORTUNITIES FUND LP

By:	GSO Capital Partners LP, its Investment Manager

	By:	/s/ George Fan
	Name:	George Fan
	Title:	Chief Legal Officer/Chief Compliance Officer

GSO CAPITAL PARTNERS LP

By:	/s/ George Fan
Name:	George Fan
Title:	Chief Legal Officer/Chief Compliance Officer

BENNETT J. GOODMAN

By:	/s/ George Fan
Name:	George Fan
Title:	Attorney-in-Fact

J. ALBERT SMITH III

By:	/s/ George Fan
Name:	George Fan
Title:	Attorney-in-Fact

DOUGLAS I. OSTROVER

By:	/s/ George Fan
Name:	George Fan
Title:	Attorney-in-Fact

GSO ADVISOR HOLDINGS L.L.C.

By:	/s/ Robert L Friedman
Name:	Robert L. Friedman
Title:	Authorized Person

BLACKSTONE HOLDINGS I L.P.

By:	/s/ Robert L. Friedman
Name:	Robert L. Friedman
Title:	Attorney-in-Fact

BLACKSTONE HOLDINGS I/II GP INC.

By:	/s/ Robert L. Friedman
Name:	Robert L. Friedman
Title:	Authorized Person

THE BLACKSTONE GROUP L.P.

By:	/s/ Robert L. Friedman
Name:	Robert L. Friedman
Title:	Authorized Person

BLACKSTONE GROUP MANAGEMENT L.L.C.

By:	/s/ Robert L. Friedman
Name:	Robert L. Friedman
Title:	Authorized Person

/s/ Stephen A. Schwarzman
STEPHEN A. SCHWARZMAN

CML VII, LLC

By:	Contrarian Funds, L.L.C., its sole member

By:	Contrarian Capital Management, L.L.C.,
its manager

By:	/s/ Jon R. Bauer
Name:	Jon R. Bauer
Title:	Managing Member

CONTRARIAN FUNDS, L.L.C.

By:	Contrarian Capital Management, L.L.C., its manager

By:	/s/ Jon R. Bauer
Name:	Jon R. Bauer
Title:	Managing Member

CONTRARIAN CAPITAL MANAGEMENT, L.L.C.

By:	/s/ Jon R. Bauer
Name:	Jon R. Bauer
Title:	Managing Member

JON R. BAUER

By:	/s/ Jon R. Bauer

JANICE M. STANTON

By:	/s/ Janice M. Stanton

GIL A. TENZER

By:	/s/ Gil A. Tenzer

CONTRARIAN CAPITAL FUND I, L.P.

By:	Contrarian Capital Management, L.L.C., its general partner

By:	/s/ Jon R. Bauer
Name:	Jon R. Bauer
Title:	Managing Member

CONTRARIAN CAPITAL FINANCE, L.P.

By:	Contrarian Capital Management, L.L.C., its general partner

By:	/s/ Jon R. Bauer
Name:	Jon R. Bauer
Title:	Managing Member

CCM PENSION-A, L.L.C.

By:	Contrarian Capital Management, L.L.C., its managing member

By:	/s/ Jon R. Bauer
Name:	Jon R. Bauer
Title:	Managing Member

CCM PENSION-B, L.L.C.

By:	Contrarian Capital Management, L.L.C., its managing member

By:	/s/ Jon R. Bauer
Name:	Jon R. Bauer
Title:	Managing Member

CCM PENSION-C, L.L.C.

By:	Contrarian Capital Management, L.L.C., its managing member

By:	/s/ Jon R. Bauer
Name:	Jon R. Bauer
Title:	Managing Member

CONTRARIAN CAPITAL SENIOR SECURED, L.P.

By:	Contrarian Capital Management, L.L.C., its general partner

By:	/s/ Jon R. Bauer
Name:	Jon R. Bauer
Title:	Managing Member

CONTRARIAN SOCIALLY RESPONSIBLE, L.P.

By:	Contrarian Capital Management, L.L.C., its general partner

By:	/s/ Jon R. Bauer
Name:	Jon R. Bauer
Title:	Managing Member

5